SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2001

POET HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-87267	94-3221778

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Baker Way, Suite 200
San Mateo, California 94404

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(650) 286-4640

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events.

     On October 23, 2001, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended September 30, 2001.

     On October 23, 2001, POET Holdings, Inc. issued an ad hoc statement (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended September 30, 2001.

Item 7. Financial Statements and Exhibits.

99.1	Text of press release dated October 23, 2001.

99.2	Text of ad hoc statement dated October 23, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POET HOLDINGS, INC. a Delaware corporation

Dated: October 31, 2001	By:	/s/ Jerry Wong

Jerry Wong Assistant Secretary and Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release dated October 23, 2001.
99.2	Text of ad hoc statement dated October 23, 2001.